                          VAN KAMPEN AMERICAN CAPITAL
                               GLOBAL EQUITY FUND
                   SUPPLEMENT DATED NOVEMBER 27, 1995, TO THE
          STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 1, 1995.

The section of the Statement of Additional Information captioned "Fund Performance" is hereby supplemented as follows:

     The Fund seeks long-term growth of capital through investments in an internationally diversified portfolio of equity securities of companies of any nation including the United States. In addition, the Fund attempts to remain fully invested and diversified across many industries to attempt to achieve consistent performance.

     From time to time marketing materials may provide a portfolio manager update on the Fund or discuss general economic conditions. The top 10 holdings of the Fund may also be listed in marketing pieces.